UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 26, 2020

BULLFROG GOLD CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54653	41-2252162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 555 – 999 Canada Place, Vancouver, BC, Canada	V6C 3E1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 687-1717

897 Quail Run Drive, Grand Junction, Colorado 81505

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry Into a Material Definitive Agreement

Closing of Acquisition Transaction

On October 26, 2020, Bullfrog Gold Corp. (the “Company”) completed its previously announced acquisition (the “Acquisition Transaction”) of Bullfrog Mines LLC (“BMLLC”), the successor by conversion of Barrick Bullfrog Inc., pursuant to the membership interest purchase agreement (the “MIPA”) with Homestake Mining Company of California (“Homestake”), and Lac Minerals (USA) LLC (“Lac Minerals” and together with Homestake, the “Barrick Parties”). Pursuant to the MIPA, the Company purchased from the Barrick Parties all of the equity interests (the “Equity Interests”) in BMLLC for aggregate consideration of (i) 54,600,000 units of the Company, each unit consisting of one share of common stock and one four-year warrant (the “Warrant”) to purchase one share of common stock at an exercise price of C$0.30 (“Units”), (ii) a 2% net smelter returns royalty granted on all minerals produced from the Patented Claims and the Unpatented Claims (each as defined in the MIPA), pursuant to a royalty deed, dated October 26, 2020 by and among BMLLC and the Barrick Parties (the “Royalty Deed”), (iii) the Company granting indemnification to the Barrick Parties pursuant to an indemnity deed, dated October 26, 2020 by and among the Company, the Barrick Parties and BMLLC, and (iv) certain investor rights, including anti-dilution rights, pursuant to the investor rights agreement, dated October 26, 2020, by and among the Company, Augusta Investments Inc. (“Augusta”), and Barrick (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, the Company granted Barrick the right to designate one member of the Board of Directors of the Company, subject to the terms and conditions set forth therein. As a result of closing of the Acquisition Transaction, the Company is obligated to pay a fee of C$1.2 million to Fort Capital Partners.

Through the Company’s acquisition of the Equity Interests, the Company acquired rights to 1,500 acres adjoining the Company’s Bullfrog Gold deposit.

Each of the Company, on the one hand, and the Barrick Parties, on the other hand, made customary representations and warranties to the other in the MIPA for transactions of the type contemplated in the Acquisition Transaction, including, among other things, representations and warranties relating to their respective due organization, capitalization, title to assets, regulatory compliance, financial statements, litigation and absence of undisclosed liabilities.

Closing of Financing Transaction

Also on October 26, 2020, the Company closed its previously announced financing (the “Financing Transaction,” and together with the Acquisition Transaction, the “Transactions”) pursuant to subscription agreements (the “Subscription Agreements”) with Augusta and certain other individuals identified by Augusta (together, the “Augusta Group”), pursuant to which the Company sold to the Augusta Group an aggregate of 110 million Units for an aggregate purchase price of C$22 million.

The foregoing summaries of the MIPA, Warrant, Indemnity Deed, Royalty Deed, Investor Rights Agreement and Subscription Agreements are qualified in their entirety by the full text of such documents filed as exhibits to this report, and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 is incorporated herein by reference. In connection with the issuance of the Units at closing of the Transactions, the Company relied upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 5.01 Changes in Control of Registrant

As described in Item 1.01 above, on October 26, 2020, the Company completed its acquisition of BMLLC and the Financing Transaction and has, pursuant to the Transactions, issued an aggregate of 54,600,000 shares of common stock included within the Units to the Barrick Parties and 110,000,000 shares of common stock included within the Units to the Augusta Group as consideration therefor. As a result, the Barrick Parties and the Augusta Group own a majority of all shares of the Company’s common stock issued and outstanding after the closing of the Transactions. This calculation does not include the exercise or conversion of outstanding securities of the Company, including the Warrants issued to the Barrick Parties and the Augusta Group included within the Units.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 26, 2020, upon the completion of the Transactions, pursuant to the terms of the MIPA, the Board of Directors and management of the Company was reconstituted as follows: (i) all directors of the Company (other than David Beling) resigned, and each of Daniel Earle, Maryse Bélanger and Donald R. Taylor were appointed as a director, and (ii) all senior management of the Company resigned, and the following persons were appointed officers of the Company:

Maryse Bélanger – President and Chief Executive Officer

Michael McClelland –Chief Financial Officer

Johnny Pappas – Vice President, Environmental and Planning

Scott Burkett – Vice President, Exploration

Daniel Earle (39) has over 17 years of experience in mining capital markets and global mining operations and has been, since November 2019, the President, CEO and a Director of Solaris Resources Inc. Prior to Solaris, Mr. Earle was the Vice President and Director at TD Securities Inc. where he covered companies in the precious and base metals sectors as an equity research analyst for over 12 years. During that time, he established himself as one of the leading authorities on exploration and development stage mining projects. Prior to joining TD Securities in 2007, Mr. Earle was a senior executive with a number of Canadian and U.S. public mineral exploration and mining companies. Mr. Earle’s mining capital markets and operations experience qualifies him to serve on our board of directors.

Maryse Bélanger (59) brings over 30 years of experience with senior gold companies globally with proven strengths in operational excellence and efficiency, technical studies and services. She has provided oversight and project management support through some of the mining industry’s key strategic acquisitions. Ms. Bélanger has served as a director of Sherritt International Corporation since February 2018 and as a director of Pure Gold Mining Inc. since February 2020. From July 2016 to July 2019, Ms. Bélanger was President, COO and Director of Atlantic Gold Corporation, where she successfully guided the company in taking its Touquoy Mine in Nova Scotia from construction to commissioning, ramp up and full production, through its eventual acquisition by St. Barbara for C$722 million. She previously, from 2014 to 2016, served as CEO and Managing Director of Mirabela Nickel Ltd. where she is credited with the successful turnaround of the Santa Rita mine in Brazil during a period of extremely low metal prices. From 2011 to 2014, Ms. Bélanger was a senior executive with Goldcorp where she was ultimately appointed Senior Vice President, Technical Services. Prior to Goldcorp, Ms. Bélanger was Director, Technical Services for Kinross Gold Corporation for Brazil and Chile. Ms. Bélanger is an active Board Member of Sherritt, Pure Gold and Plateau Energy Metals and has served on the boards of Mirabela, True Gold, Newmarket Gold and Atlantic Gold. Ms. Bélanger’s gold industry experiences qualifies her to serve on our board of directors.

Donald R. Taylor (63) has over 30 years of domestic and international mineral exploration experience taking projects from exploration to mining. He is the recipient of the 2019 Society of Mining, Metallurgy and Exploration’s Robert M. Deyer Award and the 2018 recipient of the Prospectors and Developers Association of Canada’s Thayer Lindsley Award for the 2014 discovery of the Taylor lead-zinc-silver deposit. Mr. Taylor has worked extensively for large and small cap companies. He is currently the Chief Executive Officer and Director of Titan Mining Corporation (since September 2018); prior thereto, he was the Chief Operating Officer of Arizona Mining Inc. from May 2012 to August 2018 and Vice President, Exploration from June 2012 to May 2012; and prior thereto, he was Vice President, Exploration of The Doe Run Company from October 1999 to May 2010. Mr. Taylor is also currently a director of Solaris Resources Inc. Mr. Taylor’s mining exploration industry experience qualifies him to serve on our board of directors.

Michael McClelland (42) has over 15 years of experience in accounting and finance. He has served as the Chief Financial Officer of Titan Mining Corporation since March 2018. He was formerly, from February 2016 to March 2018, the Chief Financial Officer of Bisha Mining Share Company, an operating subsidiary of Nevsun Resources. He previously, from June 2006 to January 2015, worked for Goldcorp as the Mine General Manager at Wharf Resources (now owned by Coeur Mining), and prior to that, from January 2013 to January 2015, was Director of Finance, Canada and USA. Mr. McClelland started his career at KPMG LLP as a Senior Accountant with the mining group. He is a Chartered Accountant and has a Bachelor of Arts in Economics from Simon Fraser University in British Columbia, Canada.

Johnny Pappas (61) has a distinguished career in the field of environmental management and permitting. Mr. Pappas recently, from January 2016 to August 2018, held the position of Vice-President, Environmental and Permitting for Arizona Mining where he directed the permitting of the Hermosa Taylor Deposit Project, Director of Environmental Affairs for Romarco Minerals Inc., from September 2009 to December 2015, where he was instrumental in directing the federal and state permitting of the Haile Gold Mine; the first gold mine permitted east of the Mississippi in the last 20 years. He was previously, from May 2008 to August 2009, the Environmental Manager of the Climax Mine. In addition, he has held several Senior Environmental Engineer positions with Pacificorp, Plateau Mining and Santa Fe Pacific Gold. Mr. Pappas holds a B.Sc. degree in Geology and Business Administration. Mr. Pappas is recognized as a leader in his field and has won numerous awards including: the 2003 “Best of the Best” Award – awarded by the Department of Interior’s Office of Surface Mining in recognition for extraordinary personal commitment and outstanding contribution for the reclamation success at the Castle Gate Mine and the 2003 “Excellence in Surface Coal Mining Reclamation” Award.

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Scott Burkett (37) has served as Vice President of Exploration at Titan Mining Corporation since March 2018, and has over 10 years of experience in mineral exploration, ore control, geologic modeling, resource estimation and database management. Mr. Burkett earned his BSc in Geology from the University of Idaho, and has since worked on a number of base and precious metal exploration projects at various stages, ranging from grassroots to advanced exploration. Between June 2016 and March 2018, he worked for Arizona Mining where he served as Chief Geologist for the Hermosa Project, and was instrumental in designing programs which resulted in significant expansion of the mineral resources. Mr. Burkett also brings experience in exploration and ore control from previous roles at Metal Mining Consultants (Project Geologist between 2012 and June 2016), First Solar, Hycroft Resources & Development (Allied Nevada Gold) and Yamana Gold.

As set forth in Item 1.01 above, pursuant to the Investor Rights Agreement, Barrick has the right to appoint one person to the Company’s board of directors. As of the date of this filing, Barrick has not exercised this right.

Item 8.01 Other Events

On October 26, 2020, the Company issued a press release announcing the closing of the Transactions. A copy of this press release is filed as Exhibit 99.1 hereto, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Form 8-K within 71 calendar days of the date on which this report is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Form 8-K within 71 calendar days of the date on which this report is required to be filed.

(d) Exhibits

Exhibit Number	Description

2.1	Membership Interest Purchase Agreement, dated as of October 9, 2020, by and among Bullfrog Gold Corp., Homestake Mining Company of California and Lac Minerals (USA) LLC, previously filed as exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “Commission”) on October 15, 2020 and incorporated herein by reference.
10.1	Form of Subscription Agreement, dated as of October 9, 2020, previously filed as exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Commission on October 15, 2020 and incorporated herein by reference.
10.2	Form of Warrant, previously filed as exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Commission on October 15, 2020 and incorporated herein by reference.
10.3	Form of Indemnity Deed, dated as of October 26, 2020, by and among Bullfrog Gold Corp., Homestake Mining Company of California, Lac Minerals (USA) LLC and Bullfrog Mines LLC.
10.4	Form of Royalty Deed, dated as of October 26, 2020, by Bullfrog Mines LLC in favor of Homestake Mining Company of California and Lac Minerals (USA) LLC.
10.5	Form of Investor Rights Agreement, dated as of October 26, 2020, by and among Bullfrog Gold Corp., Barrick Gold Corporation and Augusta Investments Inc.
99.1	Press Release, issued by Bullfrog Gold Corp. on October 26, 2020.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BULLFROG GOLD CORP.

Date: October 28, 2020	By:	/s/ Michael McClelland
	Name:	Michael McClelland
	Title:	Chief Financial Officer

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